UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): November 21, 2014
Nexstar Broadcasting Group, Inc. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	000-50478 (Commission File Number)	23-3083125 (IRS Employer Identification No.)
545 E. John Carpenter Freeway, Suite 700 Irving, Texas 75062 (Address of Principal Executive Offices, including Zip Code)
(972) 373-8800 (Registrant's Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report) _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 21, 2014, Nexstar Broadcasting Group, Inc. issued a press release announcing the entry into a definitive agreement to acquire the equity interests and assets of KLAS-TV, the CBS affiliate serving the Las Vegas, Nevada market for $145.0 million, subject to adjustments for working capital, from Landmark Media Enterprises, LLC. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
99.1	Press Release dated November 21, 2014, announcing entry into the Stock Purchase Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: November 21, 2014	Name:	Thomas E. Carter
	Title:	Chief Financial Officer(Principal Financial Officer)

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated November 21, 2014, announcing entry into the Stock Purchase Agreement.